UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
 the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

NU SKIN ENTERPRISES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

NU SKIN ENTERPRISES, INC.

To Be Held On:
May 11, 2017 at 11:00 AM MDT
Location: Nu Skin Enterprises, Inc., 75 West Center Street, Provo, Utah 8460

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 05/01/17.

Please visit http://www.astproxyportal.com/ast/08684/, where the following materials are available for view:

• Notice of Annual Meeting of Stockholders • Proxy Statement • Annual Report

TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:	ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at
www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON:  You may vote your shares in person by attending the Annual Meeting. See proxy statement for additional instructions.

TELEPHONE:  To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain the toll free number to call.

MAIL:  You may request a proxy card by following the instructions above.

1. To elect nine directors to the Board of Directors. NOMINEES:	2.	To approve, on an advisory basis, our executive compensation.
Nevin N. Andersen Daniel W. Campbell Andrew D. Lipman Steven J. Lund Neil H. Offen Thomas R. Pisano Zheqing (Simon) Shen Ritch N. Wood Edwina D. Woodbury	3.	Advisory vote on the frequency of future stockholder advisory votes on our executive compensation.
	4.	To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2017.
	5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is March 16, 2017. Only stockholders of record at the close of business on that date may vote at the Annual Meeting or any adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE "FOR" ALL NOMINEES FOR THE ELECTION OF DIRECTORS, "FOR" PROPOSAL 2, "1 YEAR" FOR PROPOSAL 3 AND "FOR" PROPOSAL 4.

Please note that you cannot use this notice to vote by mail.
JOHN SMITH